UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: March 24, 2012

SIBLING ENTERTAINMENT GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	000-28311	76-027334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1201 Peachtree St. NE, Bldg 400 Ste 200, Atlanta , GA 30361
(Address of principal executive offices)

(404) 551-5274
(Registrant’s telephone number, including area code)

2180 Satellite Blvd. Suite 400, Duluth, GA 30097-4927
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 27, 2012, Sibling Entertainment Group Holdings, Inc. (the “Company”) received a letter from Rosenberg Rich Baker Berman & Company acknowledging that the client-auditor relationship between the Company and Rosenberg Rich Baker Berman & Company terminated as of March 24, 2012.  The decision to dismiss Rosenberg Rich Baker Berman & Company was made by the Board of Directors.

Rosenberg Rich Baker Berman & Company’s report on the financial statements of the Company as of and for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2010 and 2009, and through the date of Rosenberg Rich Baker Berman & Company’s dismissal, there were no (i) disagreements between the Company and Rosenberg Rich Baker Berman & Company on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rosenberg Rich Baker Berman, would have caused Rosenberg Rich Baker Berman to make a reference to the subject matter of the disagreements in connection with its report or (ii) "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Rosenberg Rich Baker Berman a copy of the disclosures made in this Form 8-K and has requested that Rosenberg Rich Baker Berman furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Rosenberg Rich Baker Berman agrees with the Company’s statements in this Item 4.01.  The Company will file such letter within three (3) days after it receives such letter from Rosenberg Rich Baker Berman as Exhibit 16.1 to an amendment to this Form 8-K.

On March 1, 2012, the Company engaged Sherb & Co., LLP (“Sherb”) as its independent registered public accounting firm for the fiscal year ending December 31, 2011.  The decision to engage Sherb was made by the Board of Directors.  During the fiscal years ended December 31, 2010 and 2000 and the subsequent interim period through the date of Sherb’s engagement, the Company did not consult with Sherb regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Sherb did not provide either a written report or oral advice to the Company that Sherb concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of any "disagreement" (as described in Item 304(a)(1)(iv) of Regulation S-K) or a "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Sibling Entertainment Group Holdings, Inc.

Signature	Date

By: /s/ Gerald F. Sullivan	04/24/12
Name: Gerald F. Sullivan
Title: Chairman